OPPENHEIMER HIGH INCOME FUND/VA
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON September 14, 2012

To the Shareholders of Oppenheimer High Income Fund/VA:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00PM, Mountain Time, on September 14, 2012, or any adjournments thereof (the “Meeting”).  Shareholders will be asked to vote on the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Global Strategic Income Fund/VA, a series of Oppenheimer Variable Account Funds (“the Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for Service and Non-Service shares of the Acquiring Fund, (ii) the distribution of Service and Non-Service shares of the Acquiring Fund to the corresponding Service, Non-Service, Class 3 and Class 4 shareholders of the Target Fund in complete liquidation of the Target Fund, and (iii) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization”); and

2.           To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 25, 2012 are entitled to notice of, and to vote at, the Meeting. The Reorganization is more fully discussed in the Combined Prospectus/Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Target Fund believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “For” the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT
PLEASE VOTE THE ENCLOSED PROXY TODAY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Board of Trustees,
Arthur S. Gabinet, Secretary
July 27, 2012

i

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS,
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

COMBINED PROSPECTUS/PROXY STATEMENT
Dated July 27, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER HIGH INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS,
to be held on September 14, 2012

Acquisition of the Assets of
OPPENHEIMER HIGH INCOME FUND/VA
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

By and in exchange for Service and Non-Service shares of
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS,

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”).  A special meeting of shareholders of the Target Fund, or any adjournments thereof (the “Meeting”), will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on September 14, 2012, at 1 p.m., Mountain time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement.  Shareholders of record of the Target Fund as of the close of business on May 25, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting will be sent to shareholders on July 27, 2012, or as soon as practicable thereafter.

The purposes of the Special Meeting are:

1.
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Global Strategic Income Fund/VA, a series of Oppenheimer Variable Account Funds (“the Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for Service and Non-Service shares of the Acquiring Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Service, Non-Service, Class 3 and Class 4 shareholders of the Target Fund in complete liquidation of the Target Fund; and (iii) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization; and

2.           To act upon such other matters as may properly come before the Meeting.

At a meeting held on May 17 – 18, 2012, the Board of Trustees of Oppenheimer Variable Account Funds, on behalf of the Target Fund and the Acquiring Fund (the “Board”) have approved the Reorganization by which the Target Fund, an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. The Target Fund has an identical investment objective and investment policies and practices similar to those of the Acquiring Fund. The investment objective of the Acquiring Fund is “The Fund seeks total return.” The investment objective of the Target Fund is “The Fund seeks total return.”

The Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

This Combined Prospectus/Proxy Statement constitutes the Prospectus of the Acquiring Fund and the Proxy Statement of the Target Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.  The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated July 27, 2012 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•
The Prospectus of the Acquiring Fund, dated April 30, 2012, as supplemented (the “Acquiring Fund Prospectus”).  The Acquiring Fund Prospectus includes additional information about the Acquiring Fund and is enclosed herewith and accompanies this Combined Prospectus/Proxy Statement;

•	The Statement of Additional Information of the Acquiring Fund, dated April 30, 2012, as supplemented (the “Acquiring Fund SAI”);
•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2011 (the “Acquiring Fund Annual Report”);
•	The Prospectus of the Target Fund, dated April 30, 2012, as supplemented (the “Target Fund Prospectus”);
•	The Statement of Additional Information of the Target Fund, dated April 30, 2012, as supplemented, (the “Target Fund SAI”); and
•	The Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2011 (the “Target Fund Annual Report”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You may request a free copy of the foregoing documents and any more recent reports filed after the date hereof by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement is dated July 27, 2012.

TABLE OF CONTENTS
COMBINED PROSPECTUS/PROXY STATEMENT

Enclosures:
Prospectus of Oppenheimer Global Strategic Income Fund/VA dated April 30, 2012.

v

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Combined Prospectus/Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Combined Prospectus/Proxy Statement and the Reorganization Agreement in their entirety and the Acquiring Fund’s Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

The Proposed Reorganization

If shareholders of the Target Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A), substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for the assumption of certain liabilities and for full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the Valuation Date (as such term is defined in the Reorganization Agreement) according to the following chart:

Target Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Service	Service
Non-Service	Non-Service
Class 3	Non-Service
Class 4	Service

Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated.  No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization.  In addition, no redemption fee will apply to Class 3 or Class 4 shareholders of the Target Fund in exchange for Non-Service and Service Shares, respectively, of the Acquiring Fund in connection with the Reorganization.

Shares of the Target Fund have been purchased at your direction by certain insurance companies (“Participating Insurance Companies”) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and other products. The Participating Insurance Companies as the shareholders of record and legal owners of those separate accounts have been asked to approve the Reorganization. The Participating Insurance Companies are asking you, as an owner of a variable contract and a beneficial owner of shares of the Target Fund, for instructions as to how to vote the shares of the Target Fund that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. For clarity of presentation, shares of beneficial interest of the Funds may be referenced in this document as “shares,” and references to “shareholder” may include holders of variable annuity contracts, variable life insurance policies and other insurance company products.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective on or about the close of business on October 29, 2012, or on such later date as the parties may agree

(“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date (hereinafter defined). Non-Service and Class 3 shareholders of the Target Fund will receive Non-Service shares of the Acquiring Fund and Service and Class 4 shareholders of the Target Fund will receive Service shares of the Acquiring Fund. See “Information About the Reorganization” below.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the Investment Company Act. A “majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (ii) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Voting Information – Quorum and Required Vote” below.

In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend.  Additional information on voting and quorum requirements is provided in the section “Voting Information - Quorum and Required Vote.”

The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. The Target Fund, the Acquiring Fund, and the Combined Fund may also be generally referred to as a “Fund” or the “Funds.”

OppenheimerFunds, Inc. (the “Manager”) serves as the investment adviser of each of the Funds.  The Manager believes that the Acquiring Fund has greater prospects for attracting new assets than the Target Fund.  The Target Fund’s performance track record was severely damaged in 2008 and performance has not improved.  The Target Fund has experienced net redemptions in each of the last two years and the Manager believes that because of its poor performance history it will continue to struggle to achieve positive inflows.  The Manager believes that the Acquiring Fund has greater prospects for attracting new assets than the Target Fund because of its substantially better performance, as well as better Morningstar rating, and generally lower fees, which could provide shareholders with increased economies of scale benefits.

The Manager believes that shareholders of the Target Fund will generally benefit from lower Total Annual Fund Operating Expenses, as described in more detail below.

The Funds are both managed by the Manager’s fixed income portfolio management teams with a focus on investing in various types of fixed income securities: U.S. and foreign government securities, corporate bonds, lower-grade high yield securities, mortgage-related securities and short-term cash instruments.  The Target Fund invests mainly in lower-grade high yield securities, while the Acquiring Fund offers more diversified fixed income portfolios in addition to high yield bond exposure.  However, the Acquiring Fund’s risk/return profile has historically mirrored that of the high yield bond market as 5- and 10- year correlations are high.  Therefore, as shareholders of the Acquiring Fund, Target Fund shareholders would continue to receive exposure to high yield bonds.  The Acquiring Fund, with a lower exposure to high yield bonds as well as exposure to other sectors across the fixed-income universe, offers Target Fund shareholders a lower cost, similar risk, and more diversified fixed income fund.

The Manager believes that shareholders of each Fund will have the benefit of additional assets as a result of the Reorganization and the corresponding potential for lower total expenses as a percentage of net assets in the future. In addition, Target Fund shareholders will be in a product that is not struggling to achieve positive inflows, and which has the opportunity to continue to garner assets and gain economies of scale. As a result, the Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganization, than by continuing to operate the Funds separately. The Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a reorganization with the Target Fund.

The Board of the Target Fund reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, advisory fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of the Target Fund.

Based on the considerations discussed above and the reasons more fully described under “Information About the Proposed Reorganization—Board Consideration of the Reorganization,” the Board of the Target Fund, including all of the Board members (each, a “Board Member”) who are not “interested persons” of the Funds under the Investment Company Act (the “Independent Board Members”), has concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.  Shareholders of the Acquiring Fund do not vote on the Reorganization.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the Funds are identical. The investment objective of the Target Fund and the Acquiring Fund is “The Fund seeks total return.”  The investment objective of each Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders. Should the each Fund’s Board determine that the investment objective of the Fund should be changed, shareholders must be given at least 60 days’ notice before any such change is implemented.

Principal Investment Strategies.  The Target Fund and the Acquiring Fund employ similar principal investment strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
Principal Investment Strategies
The Fund invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, the Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.
Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of the Fund's assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with the Fund's objectives. The Fund has no requirements as to the range of maturities of the debt securities it can buy or as to the market capitalization of the issuers of those securities.
The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated.
Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the portfolio managers may internally assign ratings to certain of the Fund's unrated securities, after assessing their credit quality, in categories equivalent to those of nationally recognized statistical rating organizations. The Fund may also invest in unrated securities, in which case the Manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.
The Fund may invest in securities of U.S. or foreign issuers. When it does so, the Fund will tend to focus on securities of foreign issuers in developing markets. The Fund also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities. A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest rate or discount, and the time or times at which payments are due.
The Fund invests mainly in issuers in three market sectors: (1) foreign governments and companies, (2) U.S. government securities, and (3) lower-grade, high-yield securities (commonly referred to as "junk bonds") of U.S. and foreign companies. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's portfolio managers believe that it offers the best investment opportunity. Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries.
The portfolio managers actively manage foreign currency exposure to seek to reduce risk and enhance return. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.
The Fund's foreign investments may include debt securities issued by foreign governments or companies in both developed markets and emerging markets. The Fund has no requirements regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.
The Fund can invest in investment grade or lower-grade, high-yield debt securities. "Investment grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund's debt investments typically include:  U.S. and foreign government bonds and notes, collateralized mortgage obligations (CMOs) and other mortgage-related securities, domestic and foreign corporate debt obligations, "structured" notes, "zero coupon" and "stripped" securities, participation interests in loans, investments in loan pools and asset-backed securities. The Fund normally invests a substantial amount of its assets in lower-grade, high-yield debt securities, and can do so without limit.
The Fund may also use certain types of derivative instruments for investment purposes or for hedging, including: options, futures, forward contracts, swaps, certain mortgage-related securities, "structured" notes, and event-linked bonds.
The Fund may sell securities that the portfolio managers believe are no longer favorable based on these factors.
The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

How Securities are Selected
In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. The Fund's portfolio manager also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:
▪ Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
▪ Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
▪ Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
▪ Changes in the business cycle that might affect corporate profits, and
▪ Securities or sectors that will help the overall diversification of the portfolio.

The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund's diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering high current income, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time.

Who is the Fund Designed For?
The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests mainly in lower grade U.S. and foreign debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower grade fixed-income securities. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Comparison.  As shown above, the Funds’ investment objectives are identical because each Fund seeks total return.  The Funds are similar in that they also primarily invest in debt securities.

Both the Target Fund and the Acquiring Fund can invest substantial portions of their assets in junk bonds.  The Target Fund invests, under normal market conditions, at least 65% of its total assets in “junk” bonds, and the remainder may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, to the extent consistent with its investment objective of seeking total return.  Similarly, the Acquiring Fund, under normal market conditions, invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities.  The Acquiring Fund mainly invests in each of its three market sectors: foreign governments and issuers, U.S. government securities, and junk bonds of U.S. and foreign issuers (although it is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary).  The Acquiring Fund can invest up to 100% of its assets in any one sector at any time (which means it could be 100% invested in junk bonds or it may not hold any at all).

The Acquiring Fund may also invest in securities outside of its three market sectors, as a non-principal strategy that is elsewhere described in its prospectus.  In this regard, it is similar to the Target Fund, which may also invest in other securities.

Each of the Target Fund and the Acquiring Fund can invest in foreign securities, including in developing or emerging markets.  With respect to its foreign investments, the Target Fund will tend to focus on securities of foreign issuers in developing markets.  The Acquiring Fund, as noted above, may invest 100% of its assets in one of its three sectors, which includes foreign governments and issuers.  Under normal market conditions, the Acquiring Fund will invest a substantial portion of its assets in a number of different countries (including the U.S.) although the Fund is not required to allocate its investments in any set percentages in any particular countries.

Neither the Target Fund nor the Acquiring Fund has requirements as to the range of maturities of the debt securities they can buy or as to the market capitalization of the issuers of those securities.  Each Fund can also invest in “unrated” securities.  As a result, these Funds each have identical policies as to the nature of the debt securities they can acquire.  However, the Acquiring Fund, unlike the Target Fund, may buy investment grade debt securities without limit (although as noted above it normally invests a substantial portion of its assets in junk bonds).

Each of the Target Fund and the Acquiring Fund may use derivatives for investment purposes or for hedging purposes, including derivatives such as options, futures contracts, swaps (including single-name or index-linked credit default swaps, as well as interest rate and total return swaps), and “structured” notes, forward contracts, and mortgage-related securities.  The Acquiring Fund actively manages its foreign currency exposure both to reduce risk and to seek to enhance return.  As a result, the Acquiring Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

The debt securities that the Target Fund typically invests in include lower-grade corporate bonds, foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.  The Acquiring Fund’s investments typically include foreign and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage-related securities, corporate debt obligations (including junk bond obligations of domestic and foreign issuers), “structured” notes, participation interests in loans, investment in pooled investment entities (including those that invest in loans), asset-backed securities and “zero coupon” and “stripped” securities.

For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, a Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. A Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent a Fund invests in these securities, it might not achieve its investment objective.

The Acquiring Fund, unlike the Target Fund, has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Acquiring Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Acquiring Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Acquiring Fund. The Acquiring Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Acquiring Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund, and do not anticipate disposing of, or requesting the disposition of, any material portion of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

The tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganization had taken place on December 31, 2011 and the estimated pro forma fees and expenses attributable to each class of shares of the Combined Fund’s Pro Forma combined portfolio. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of December 31, 2011, see “Additional Information About the Funds—Capitalization of the Funds”  The prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in the tables below. Expenses would be higher if those fees were included.

Fee Tables of the Target Fund, the Acquiring Fund, and the Combined Fund (as of December 31, 2011 (unaudited))

	Target Fund Non-Service	Target Fund Class 3	Acquiring Fund Non-Service	Acquiring Fund Pro Forma Combined Fund Non-Service
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)1	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees2	0.75%	0.75%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses
Other Expenses of the Fund	0.23%	0.23%	0.13%	0.13%
Other Expenses of the Subsidiary	N/A	N/A	0.00%	0.00%
Total Other Expenses	0.23%	0.23%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.98%	0.98%	0.78%	0.78%
Fee Waiver and/or Expense Reimbursement3,4	-0.23%	-0.23%	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.75%	0.72%	0.72%

	Target Fund Service	Target Fund Class 4	Acquiring Fund Service	Acquiring Fund Pro Forma Combined Fund Service
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)1	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees2	0.75%	0.75%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses
Other Expenses of the Fund	0.23%	0.23%	0.13%	0.13%
Other Expenses of the Subsidiary	N/A	N/A	0.00%	0.00%
Total Other Expenses	0.23%	0.23%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.23%	1.23%	1.03%	1.03%
Fee Waiver and/or Expense Reimbursement3,4	-0.23%	-0.23%	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.97%	0.97%

1.	The Target Fund imposes a 1% redemption fee on the proceeds of Class 3 and Class 4 shares that a contract owner redeems within 60 days after their purchase.
2.
With respect to the Acquiring Fund, “Management Fees” reflects the gross management fees paid to the Manager by the Fund for the period as of December 31, 2011 and the estimated gross management fee of the Subsidiary for its first fiscal year.

3.
With respect to the Target Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.75% for Non-Service shares and Class 3 shares and 1.00% for Service and Class 4 shares as calculated on the daily net assets of the Fund. This expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus.

4.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. This voluntary expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus. The Acquiring Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

Example
This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Non-Service	$77	$291	$522	$1,186
Target Fund Class 3	$77	$291	$522	$1,186
Acquiring Fund Non-Service	$74	$244	$429	$964
Acquiring Fund Pro Forma Combined Fund Non-Service	$74	$244	$429	$964

	1 Year	3 Years	5 Years	10 Years
Target Fund Service	$103	$370	$657	$1,477
Target Fund Class 4	$103	$370	$657	$1,477
Acquiring Fund Service	$99	$323	$566	$1,260
Acquiring Fund Pro Forma Combined Fund Service	$99	$323	$566	$1,260

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.  During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	12/31	54%
Acquiring Fund	12/31	49%

Federal Income Tax Consequences of the Reorganization

A Reorganization of a Target Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  As a result, it is expected that shareholders of a Target Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization, that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor, and that the holding period of each Target Fund shareholder in the shares of the Acquiring Fund received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as a capital asset at the time of the Reorganization.  In addition, it is expected that a Target Fund will not recognize any gain or loss by reason of the transfer of substantially all of its assets in exchange for shares of the Acquiring Fund and the assumption of certain of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of the Acquiring Fund in the Reorganization.  You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.  For more information about these procedures, see below under “Comparison of the Funds – Purchase, Exchange, Redemption and Valuation of Shares.”

COMPARISON OF THE FUNDS

Principal Investment Risks

As a result of their identical investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The following comparison shows the principal risks that apply to both Funds and the principal risks that are unique to each Fund.

The principal risks that apply to each Fund are set out below:

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Because the Target Fund and the Acquiring Fund can invest without limit in lower-grade securities, their credit risks are greater than those of funds that buy only investment-grade securities.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets.

Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

The Target Fund has the following additional principal risk:

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

The Acquiring Fund has the following additional principal risks:

Special Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors' relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

The portfolio manager's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The risks described above form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and the price of its shares.  The price of a Fund’s shares can go up and down substantially. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that a Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in a Fund.

Fundamental Investment Restrictions

Both the Target Fund and the Acquiring Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. These investment restrictions are identical between the Funds.  Please see the Statement of Additional Information for the Funds for descriptions of the current fundamental investment restrictions, which are incorporated by reference into this Combined Prospectus/Proxy Statements and the Reorganization SAI.

Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  Charges imposed by the insurance accounts that invest in each Fund are not included and the returns would be lower if they were. Each Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on each of the Funds’ websites: https://www.oppenheimerfunds.com/fund/investors/overview/HighIncomeFundVA and https://www.oppenheimerfunds.com/fund/investors/overview/GlobalStrategicIncomeFundVA

Annual Total Returns for the Target Fund (Non-Service) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 16.67% (2nd Qtr 09) and the lowest return was -71.27 (4th Qtr 08).

The following table shows the average annual total returns for each class of the Target Fund's shares.

Target Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years (or Life of Class, if less)	10 Years (or Life of Class, if less)
Service Shares (inception 09/18/2001)	(2.56%)	(21.42%)	(7.94%)
Non-Service (inception 04/30/1986)	(2.34%)	(21.43%)	(7.84%)
Class 3 (inception 05/01/2007)	(1.88%)	(23.25%)	N/A
Class 4 (inception 05/01/2007)	(2.06%)	(23.20%)	N/A
Merrill Lynch High Yield Master Index (reflects no deduction for fees, expenses or taxes)	4.50%	7.25% 7.38%*	8.54%

* From 04/30/2007

Annual Total Returns for the Acquiring Fund (Non-Service) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 10.00% (2nd Qtr 09) and the lowest return was -9.84 (4th Qtr 08).

The following table shows the average annual total returns for each class of the Acquiring Fund's shares.
Acquiring Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Service (inception 03/19/2001)	0.65%	5.08%	6.71%
Non-Service (inception 05/03/1993)	0.85%	5.33%	7.03%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	6.35%	7.13%	7.77%

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by each Fund's Board, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business.  The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Each Fund is governed by its Board, which is responsible for overseeing the Fund.  For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the Funds.

The Target Fund is managed by Joseph Welsh, CFA, who has been a Vice President and portfolio manager of the Fund since April 2009.

The Acquiring Fund is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh and Sara Zervos, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Steinmetz has been a Vice President and portfolio manager of the Fund since May 1993. Krishna Memani and Joseph Welsh, CFA, have been Vice Presidents and portfolio managers of the Fund since April 2009. Sara J. Zervos, PhD, has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010.  The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganization.

Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010; Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010; Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Welsh has been the Head of the High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Senior Vice President of the Manager since January 2011 and has been the Head of the Global Debt Team since October 2010 and is the team's Director of International Research. She was a Vice President of the Manager from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Investment Advisory Agreements

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments.

The table below shows the current contractual advisory fee schedule for each of the Funds.  As shown in the table, the effective advisory fee as of December 31, 2011 is 0.75% for the Target Fund and 0.58% for the Acquiring Fund.  The Acquiring Fund’s fee schedule would be the fee schedule for the Combined Fund upon successful completion of the Reorganization. Each Fund’s management fee and other annual operating expenses may vary in future years.

As shown in the table below, the contractual advisory fee schedule of the Funds is identical.  The Acquiring Fund, however, has as lower effective advisory fee because it has significantly more assets than the Target Fund which allows the Acquiring Fund to significantly benefit from the additional breakpoints in its fee schedule.

A comparison at each advisory fee level is set forth in the chart below.

Target Fund		Acquiring Fund
Assets (in $ millions of average annual net assets)	Fee	Assets (in $ millions of average annual net assets)	Fee
Up to 200	0.75%	Up to 200	0.75%
200 – 400	0.72%	200 – 400	0.72%
400 – 600	0.69%	400 – 600	0.69%
600 – 800	0.66%	600 – 800	0.66%
800 - 1000	0.60%	800 - 1000	0.60%
Over 1,000	0.50%	Over 1,000	0.50%
Effective advisory fee as of December 31, 2011	0.75%		0.58%

Target Fund Waiver Discussion:

The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares as calculated on the daily net assets of the Fund. Each of these waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the Fund’s prospectus. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates.

Acquiring Fund Waiver Discussion:

The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements" (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rate of 0.75% for Non-Service shares and 1.00% for Service shares as calculated on the daily net assets of the Fund. Each of these waivers and/or reimbursements may be amended or withdrawn at any time without prior notice to shareholders.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. This voluntary expense limitation may not be amended or withdrawn until one year from the date of the Fund’s prospectus. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.

As shown in the tables above, based on assets as of December 31, 2011, the management fee (which for the Acquiring Fund includes the estimated management fee applicable to its wholly-owned subsidiary) for the Acquiring Fund is lower than that of the Target Fund.  Additionally, based on the pro forma fee tables above, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for all share classes of the Target Fund would decrease as a result of the Reorganization, and would remain the same for all share classes of the Acquiring Fund.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Pending Litigation

Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, OppenheimerFunds Distributor, Inc. (the “Distributor”) and certain Oppenheimer mutual funds (but not including the Target Fund or Acquiring Fund) advised by the Manager and distributed by the Distributor (the "Defendant Funds").  Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds.  The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed.  The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  These settlements do not resolve any of the other outstanding lawsuits relating to other Defendant Funds.

On June 6, 2012, the SEC entered a settled order instituting administrative cease-and-desist proceedings against the Manager and the Distributor, resolving an investigation by the SEC Staff into the 2008 performance of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  In entering into the settlement, the Manager and the Distributor neither admitted nor denied the allegations set forth in the Order.  As set forth in the Order, the SEC found that the disclosure documents for Oppenheimer Champion Income Fund did not adequately disclose certain of that fund's investment practices and that the Manager made misleading statements about the ability of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund to recoup losses incurred as a result of unprecedented volatility in the credit markets.  On the basis of those findings, the Manager and the Distributor were censured and ordered to cease and desist from violations of applicable laws and regulations.  The Manager was also ordered to pay disgorgement, prejudgment interest and a civil money penalty.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS").  Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits.  None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS.  On February 28, 2011, a stipulation of partial settlement of certain putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York.  On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate.  In September 2011, certain parties filed notices of appeal from the court's order approving the settlement.  On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee.  On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate.  In October 2011, certain parties filed notices of appeal from the court's order approving the settlement.  The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees.  On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark I.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.  On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark XS.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously.  The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.  While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Distribution Services

Each Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Funds pay the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of a Fund's Service Shares (and for the Target Fund, Class 4 Shares). Because these fees are paid out of a Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and Class 4 Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares and Class 4 Shares may have lower performance compared to a Fund's shares that are not subject to a service fee.

The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, may also make payments for distribution and/or shareholder servicing activities to brokers, dealers and other financial intermediaries, including the insurance companies that offer a Fund as an investment option, or to service providers. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from a Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by a Fund to those entities. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses" section of a Fund’s prospectus because they are not paid by a Fund

.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to a Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers, financial advisers, insurance companies that offer variable annuity or variable life insurance products and other intermediaries.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include insurance companies that offer variable annuity or variable life insurance products and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders. The Statement of Additional Information applicable to each of the Target Fund and Acquiring Fund contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from any net investment income. The Funds may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Funds may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares (and for the Target Fund, Class 4 Shares), the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Purchase, Exchange, Redemption and Valuation of Shares

Shares of each Fund may be purchased and redeemed only by separate investment accounts of Participating Insurance Companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy or redeem shares of a Fund directly. The Target Fund offers four different classes of shares: Non-Service, Service, Class 3, and Class 4 shares.  The Acquiring Fund currently offers two different classes of shares: Non-Service and Service shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.  The Funds do not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The Transfer Agent and the Distributor, on behalf of each Fund, have entered into agreements with Participating Insurance Companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised Participating Insurance Companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of a Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require Participating Insurance Companies to provide transaction information to the Funds and to execute Fund instructions to restrict trading in Fund shares.

A Participating Insurance Company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Funds’ in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that a Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

The valuation policies of the Funds are identical.  Each Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to as a "regular business day"). The Funds determine the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. A Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. A Fund's securities are valued primarily on the basis of current market quotations.

If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which a Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that a Fund’s Board believes would more accurately reflect the security's fair value.

The Boards have adopted valuation procedures for each Fund and have delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

A Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which a Fund determines its net asset value per share.

Shareholders should refer to the Acquiring Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

Fund Service Providers

The following outlines each Fund’s current service providers.  Following the closing of the Reorganization, the Acquiring Fund’s service providers will serve the Combined Fund.

	Target Fund	Acquiring Fund
Transfer Agent	OppenheimerFunds Services	OppenheimerFunds Services
Custodian	JPMorgan Chase Bank	JPMorgan Chase Bank
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP
Counsel to the Funds & Independent Board Members	K&L Gates LLP	K&L Gates LLP

The Transfer Agent, a division of the Manager, provides shareholder accounting and other clerical services.  It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for the Funds are substantially similar.

Shareholder Rights

Each Fund is a series of Oppenheimer Variable Account Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, each Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Shares of each class of each Fund bear their pro rata portion of all operating expenses paid by a Fund, except transfer agency fees, certain administrative/servicing fees and amounts payable under a Distribution and/or Service (12b-1) Plan, and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

Terms of the Reorganization Agreement

If the shareholders of the Target Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by the Target Fund and the Acquiring Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about October 29,, 2012, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about October 26, 2012.

If the shareholders of the Target Fund vote to approve the Reorganization Agreement, substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund, and you will receive Service and Non-Service shares of the Acquiring Fund equal in value to the value as of the Valuation Date of your shares of the Target Fund. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Target Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of the Target Fund who vote their Service, Non-Service, Class 3 and Class 4 shares in favor of the Reorganization will be electing in substance but not form to redeem their shares of the Target Fund at net asset value on the Valuation Date, after the Target Fund subtracts a cash reserve (“Cash Reserve”), and reinvests the proceeds in Service and Non-Service shares of the Acquiring Fund at net asset value as of the proceeding day. The Cash Reserve is an amount retained by the Target Fund for the payment the Target Fund’s outstanding debts, taxes and expenses of liquidation following the Reorganization.  The Acquiring Fund is not assuming any debts of the Target Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by the Target Fund on or before the Closing Date. The Target Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of the Target Fund’s activities.  Following the Reorganization, the Target Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either the Target Fund or the Acquiring Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Target Fund.

Board Consideration of the Reorganization

At a meeting of the Board of the Target Fund and the Board of the Acquiring Fund (collectively, the “Board”) held May 17 – 18, 2012, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Boards’ independent legal counsel the proposed Reorganization.  Information with respect to, among other things, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

The Board noted that both Funds are managed by the Manager’s fixed income portfolio management teams with a focus on investing in various types of fixed income securities: U.S. and foreign government securities, corporate bonds, lower-grade high yield securities, mortgage-related securities and short-term cash instruments. The Board noted that the investment objective of each of the Funds was identical.  The Board considered that the Target Fund and the Acquiring Fund employ similar investment strategies to achieve that objective.  The Board noted that both Funds can invest substantial portions of their assets in lower-grade high yield securities, but that the Target Fund normally invests 65% of its assets in such securities while the Acquiring Fund has the flexibility to invest as much of its assets as it deems necessary in such securities.  The Board noted that, in comparison to the Target Fund, the Acquiring Fund generally offers a more diversified fixed income portfolio in addition to high yield bond exposure.  The Board considered that the Acquiring Fund, under normal market conditions, invests in each of its three market sectors: foreign governments and issuers, U.S. government securities, and junk bonds of U.S. and foreign issuers.  The Board noted that the Acquiring Fund is not required to invest in all three sectors at all times, that the amount of its assets in each of the three sectors will vary, and that the Acquiring Fund can invest up to 100% of its assets in any one sector at any time.  The Board considered that each Fund can invest in foreign securities, including in developing or emerging markets.  The Board considered that each Fund may also employ the use of derivatives, either for hedging or for investment purposes. The Board generally considered the other investment strategies employed by each of the Funds. The Board noted that the Acquiring Fund, unlike the Target Fund, has exposure to commodity-linked derivatives and exchange-traded funds related to Gold ETFs through the use of its Subsidiary.  The Board considered the portfolio management teams of each of the Funds and noted that the Acquiring Fund’s portfolio management team would continue to manage the Combined Fund.  The Board also noted that the Funds have identical fundamental investment restrictions.  The Board noted that, as a result of their identical investment objectives, identical fundamental investment restrictions, and generally similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund.  Finally, the Board noted that the Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a reorganization with the Target Fund.

The Board considered that the Target Fund has experienced net redemptions in each of the last two years and that the Manager believes that, because of the Fund’s poor performance history, it will continue to struggle to achieve positive inflows, which could have an impact on future expenses.  The Board considered the Manager’s belief that the Acquiring Fund has greater prospects for attracting new assets than the Target Fund because of its substantially better performance, as well as better Morningstar rating, and generally lower fees, which could provide shareholders with increased economies of scale benefits.  The Board noted that, if the Reorganization were to occur, Target Fund shareholders would be in a product that is not struggling to achieve positive inflows, which has the opportunity to continue to garner assets and gain economies of scale. The Board considered that the Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganization, than by continuing to operate the Funds separately.

The Board received and considered information that each Fund would incur certain out-of-pocket expenses related to the Reorganization, but that generally the Target Funds would experience annual cost savings resulting from reductions in its post-Reorganization total expense ratios.  The Board noted that total Reorganization-related costs will be approximately $85,000 for the Target Fund and approximately $20,000 for the Acquiring Fund.  The Board noted that the Target Fund will experience annual cost savings, resulting from a reduction in the post-Reorganization expense ratios, of approximately $33,000.  The Board noted that the Target Fund will bear the costs of its Reorganization, and that the Manager will bear the costs of the Acquiring Fund’s Reorganization.

The Board noted that the Funds have an identical advisory fee structure.  The Board considered that the Acquiring Fund has significantly more assets than the Target Fund which allows the Acquiring Fund to significantly benefit from the additional breakpoints in its fee schedule.  As a result, the Board noted that the management fee, on assets as of December 31, 2011, was 0.58% for the Acquiring Fund and 0.75% for the Target Fund.  The Board considered that if the Target Fund were to merge into the Acquiring Fund, shareholders of the Target Fund would experience a significant 0.17% decrease in management fees as a percentage of the Fund’s net assets.  The Board further considered that the Acquiring Fund has greater prospects for economies of scale in the future than the Target Fund, which could result in even lower management fees as a percentage of net assets in the future. Finally, the Board considered each Fund’s applicable existing fee waiver and/or expense limitation arrangements.  The Board noted that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for the Target Fund’s shareholders would decrease following the Reorganization, and would remain the same for the Acquiring Fund’s shareholders.

The Boards noted that the Target Fund and Acquiring Fund offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes.  The Board noted that the Target Fund also offers Class 3 and Class 4 shares, which are subject to a redemption fee.  The Board noted that Class 3 and Class 4 shareholders would merge into Non-Service and Service shares, respectively, of the Acquiring Fund, and that such shares of the Acquiring Fund do not have a redemption fee.  The Boards considered the costs savings that could result from the Reorganization, including from: (i) combining portfolio management activities of the Funds into one portfolio manager team, (ii) the consolidation of compliance and other administrative functions, (iii) the elimination of the need to differentiate the Funds in the marketplace, and (iv) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for the Target Fund.

The Boards considered that the Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for the Funds.

The Boards considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Boards concluded that each Fund’s participation in the transaction was in the best interests of both the Target Fund and the Acquiring Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of the Target Fund or the Acquiring Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of the Target Fund deemed relevant, the Board, including the Independent Board Members, approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of the Target Fund.

Acquiring Fund shareholders do not vote on the Reorganization.  The Board of the Acquiring Fund, including the Independent Board Members, approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of the Target Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Fund, recommends that you vote FOR the Reorganization Agreement.  If shareholders of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

Expenses of the Reorganization

Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the Reorganization will not be taxable to shareholders) and shareholder communication costs.  The Manager has estimated total Reorganization-related costs to be approximately $85,000 for the Target Fund and approximately $20,000 for the Acquiring Fund, for a combined total of approximately $105,000.  The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization. The Target Fund will bear the costs of its Reorganization, as its savings exceed the costs of its Reorganization, and the Manager will bear the costs of the Acquiring Fund’s Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended.  It is expected to be the opinion of K&L Gates LLP (the "tax opinion") that, based on certain assumptions and representations received from the Target Fund and the Acquiring Fund, and subject to the qualifications set forth in the tax opinion, for U.S. federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization; (ii) the aggregate basis of the Acquiring Fund shares received by each shareholder of the Target Fund will equal the aggregate basis of the shares of the Target Fund exchanged in the Reorganization; (iii) the holding period of the Acquiring Fund shares received in the Reorganization by each shareholder of the Target Fund will include the period that the Target Fund shares were held by such shareholder (provided such shares were held as a capital asset on the Closing Date) and (iv) neither Fund will recognize a gain or loss as a direct result of the Reorganization.

If the tax opinion is not received by the Closing Date, the Target Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months. On or prior to the Valuation Date, the Target Fund may pay a dividend which would have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of the Target Fund’s shareholders as ordinary income and capital gain, respectively.

If the Target Fund has any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be carried over to the Acquiring Fund. Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short-term capital losses.  Capital losses for tax years beginning after December 22, 2010, may be carried forward without expiration and are utilized before losses from years beginning on or before December 22, 2010.  The Acquiring Fund’s use of such losses is subject to certain limitations. As of December 31, 2011, the Target Fund had approximately $220.5 million in capital loss carry-forwards, based on actual investment trading activity through that date.  Of that amount, approximately $204.1 million will expire unused as a result of the Reorganization due to limitations under Section 382 of the Internal Revenue Code.  However, in the absence of a Reorganization, these loss carryovers will expire by 2018.  The remaining $16.4 million could be assumed by the Acquiring Fund, but further limitations under Section 382 of the Internal Revenue Code may reduce the losses which may be used in any given year. Any capital loss carryovers assumed by the Acquiring Fund would continue to be subject to their original eight year carryover period for capital losses. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You should consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor as to state, local, foreign and other tax consequences, if any, of the Reorganization because this discussion only relates to U.S. federal income tax consequences.

VOTING INFORMATION

How to Vote

Shareholders of record of the Target Fund at the close of business on May 25, 2012 (the “Record Date”) will be entitled to vote at the Meeting.    Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Target Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the Reorganization by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Reorganization by checking the “ABSTAIN” box.

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Reorganization or need a replacement proxy ballot, you may contact us toll-free at 1.800.225.5677.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

•
Telephone Voting.  Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder’s instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled “Solicitation of Proxies.”

•
Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Quorum and Required Vote

A Participating Insurance Company is required to request voting instructions from variable contract owners and must vote all Target Fund shares held in the separate accounts of the Participating Insurance Company in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

The presence in person or by proxy of a majority of the Target Fund’s shares outstanding and entitled to vote constitutes a quorum. Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for voting on the Reorganization. However, abstentions will have the same effect as a vote “against” the Reorganization. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time.

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Target Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.  Acquiring Fund shareholders do not vote on the Reorganization.

In the absence of a quorum or if a quorum is present but sufficient votes to approve the Reorganization are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund’s shareholders.

Solicitation of Proxies

Participating Insurance Companies may be required to forward soliciting material to the beneficial owners of the shares on behalf of the Target Fund and to obtain authorization for the execution of proxies. For any such services, Participating Insurance companies may be reimbursed by the Target Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent that the Target Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at the Target Fund’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to the Target Fund of engaging a proxy solicitation firm would not exceed $36,356, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier. Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining D. F. King & Co., Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (i) delivering a written notice to the Fund expressly revoking your proxy, (ii) signing and sending to the Fund a later-dated proxy, (iii) telephone or internet or (iv) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Other Matters to be Voted upon at the Meeting

The Board of the Target Fund does not intend to bring any matters before the Meeting other than those described in this Combined Prospectus/Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals and Communications

The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information).  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposal to the Fund, Attn: Secretary, 6803 South Tucson Way, Centennial, Colorado 80112. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the Target Fund and Board of Trustees of the Acquiring Fund, and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Capitalization of the Funds

The following tables set forth the existing capitalization of the Target Fund and the Acquiring Fund as of December 31, 2011, and the expected pro forma combined capitalization of the Combined Fund as of December 31, 2011, as if the Reorganization had occurred on that date.

Target Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Service	$54,393,841	28,460,077	$1.91
Non-Service	$47,499,698	24,979,229	$1.90
Class 3	$4,034,676	2,101,852	$1.92
Class 4	$7,148,200	3,689,262	$1.94
TOTAL	$113,076,415	59,230,420

Acquiring Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Service	$1,604,906,397	292,492,931	$5.49
Non-Service	$648,083,701	120,411,955	$5.38
TOTAL	$2,252,990,098	412,904,886

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Service	$1,666,374,485	303,702,774	$5.49
Non-Service	$699,587,028	129,990,835	$5.38
TOTAL	$2,365,961,513	433,693,609

*Reflects the issuance of 9,907,803 Service shares, 1,302,040 Class 4 shares converted to Service Shares, 8,828,940 Non-Service shares and 749,940 Class 3 shares converted to Non-Service Shares of the Acquiring Fund in a tax-free exchange for the net assets of the Target Fund, aggregating 20,788,723 shares.  These figures have been reduced to reflect the $85,000 cost of the Reorganization applicable to the Target Fund.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses.  If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.CALL.OPP (1.800.225.5677).  You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Shareholder Information

On May 25, 2012, there were approximately 55,364,693 outstanding shares of the Target Fund, consisting of 26,599,456 Service shares, 23,376,479 Non-Service shares, 2,192,162 Class 3 shares and 3,196,596 Class 4 shares.

On May 25, 2012, there were approximately 412,068,871 outstanding shares of the Acquiring Fund, consisting of 291,394,287 Service shares and 120,674,584 Non-Service shares.

As of June 22, 2012, the officers and Trustees of the Target Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of June 22, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of June 22, 2012, the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of June 22, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROSPECTUS/PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between [Target Fund] (the “Target Fund”), and [Acquiring Fund] (the “Acquiring Fund”), each a series of Oppenheimer Variable Account Funds, a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type;
and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of the Target Fund through the acquisition by Acquiring Fund of substantially all of the assets of the Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund, which Non-Service and Service shares of the Acquiring Fund are to be distributed by the Target Fund pro rata to its shareholders in complete liquidation of the Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.      The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund, followed by the distribution of (i) Non-Service shares of the Acquiring Fund to the Non-Service and Class 3 shareholders of the Target Fund in exchange for their Non-Service and Class 3 shares of the Target Fund, and (ii) Service shares of the Acquiring Fund to the Service and Class 4 shareholders of the Target Fund in exchange for their Service and Class 4 shares of the Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Target Fund; redemption requests received by the Target Fund after that date shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.       On the Closing Date (as hereinafter defined), all of the assets of the Target Fund on that date, excluding a cash reserve (the “Cash Reserve”) to be retained by the Target Fund sufficient in its discretion for the payment of the expenses of the Target Fund’s dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.D, shall be delivered as provided in Section 8 to the Acquiring Fund, in exchange for and against delivery to the Target Fund on the Closing Date of a number of Service and Non-Service shares of the Acquiring Fund, having an aggregate net asset value equal to the value of the assets of the Target Fund so transferred and delivered.

3.      The net asset value of Service and Non-Service shares of the Acquiring Fund and the value of the assets of the Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Service and Non-Service shares of the Acquiring Fund and the Class 3, Class 4, Service and Non-Service shares of the Target Fund shall be done in the manner used by the Acquiring Fund and the Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by the Acquiring Fund in such computation shall be applied to the valuation of the assets of the Target Fund to be transferred to the Acquiring Fund.

The Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.      The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.      In conjunction with the Closing, the Target Fund shall distribute on a pro rata basis to the shareholders of the Target Fund as of the Valuation Date Service and Non-Service shares of the Acquiring Fund received by the Target Fund on the Closing Date in exchange for the assets of the Target Fund in complete liquidation of the Target Fund; for the purpose of the distribution by the Target Fund of (i) Service shares of the Acquiring Fund to the Service and Class 4 shareholders of Target Fund, and (ii) Non-Service shares of the Acquiring Fund to the Non-Service and Class 3 shareholders of the Target Fund, and the Acquiring Fund will promptly cause its transfer agent to:

(a) credit an appropriate number of Service shares on the books of the Acquiring Fund to each Service and Class 4 shareholder of the Target Fund, and (b) credit an appropriate number of Non-Service shares on the books of the Acquiring Fund to each Non-Service and Class 3 shareholder of the Target Fund, each in accordance with a list (the “Shareholder List”) of the Target Fund shareholders received from the Target Fund; and (c) confirm an appropriate number of Service shares of the Acquiring Fund to each Service and Class 4 shareholder of the Target Fund, and (d) confirm an appropriate number of Non-Service shares of the Acquiring Fund to each Non-Service and Class 3 shareholder of the Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Target Fund, indicating his or her share balance.  The Target Fund agrees to supply the Shareholder List to the Acquiring Fund not later than the Closing Date.  Shareholders of the Target Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the Reorganization.  After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of the Acquiring Fund which they received.

6.      Within one year after the Closing Date, the Target Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) transfer any remaining amount of the Cash Reserve to the Acquiring Fund.

7.      Prior to the Closing Date, the Target Fund’s portfolio shall be analyzed to ensure that the Target Fund’s portfolio meets the Acquiring Fund’s investment policies and restrictions so that, after the Closing, the Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, the Target Fund shall deliver to the Acquiring Fund two copies of a list setting forth the securities then owned by the Target Fund.  Promptly after the Closing, the Target Fund shall provide the Acquiring Fund a list setting forth the respective federal income tax bases thereof.

8.      Portfolio securities or written evidence acceptable to the Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by the Target Fund on the Closing Date to the Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of the Acquiring Fund for the account of the Acquiring Fund Service and Non-Service shares of the Acquiring Fund representing the number of Service and Non-Service shares of the Acquiring Fund being delivered against the assets of the Target Fund, registered in the name of the Target Fund, shall be transferred to the Target Fund on the Closing Date.  Such shares shall thereupon be assigned by the Target Fund to its shareholders so that the shares of the Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, the Target Fund is unable to make delivery under this Section 8 to the Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by the Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Target Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Target Fund will deliver to the Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by the Acquiring Fund.

9.      The Acquiring Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of the Target Fund, but the Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by the Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. The Target Fund and the Acquiring Fund will bear the cost of their respective tax opinion. Any other out-of-pocket expenses of the Acquiring Fund and the Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by the Target Fund and the Acquiring Fund, respectively, in the amounts so incurred by each.

10.                 The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of the Target Fund shall have approved the Agreement and the transactions contemplated hereby, and the Target Fund shall have furnished to the Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Target Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of the Target Fund contained herein shall be true and correct at and as of the Closing Date, and the Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Target Fund, dated as of the Closing Date, to that effect.

C. On the Closing Date, the Target Fund shall have furnished to the Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of the Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Target Fund as of the Closing Date.

D.           The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Target Fund at the close of business on the Valuation Date.

E.           A Registration Statement on Form N-14 filed by the Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, the Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to the Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of the Target Fund arising out of litigation brought against the Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of the Target Fund delivered to the Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           The Acquiring Fund shall have received an opinion, dated as of the Closing Date, of K&L Gates LLP, to the same effect as the opinion contemplated by Section 11.D of the Agreement.

H.           The Acquiring Fund shall have received at the Closing all of the assets of the Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.                 The obligations of the Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Directors of the Acquiring Fund shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and the Acquiring Fund shall have furnished to the Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Acquiring Fund.

B.           The Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and the Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           The Target Fund shall have received an opinion of K&L Gates LLP to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the transaction will be as follows:

a. The transfer by the Target Fund of substantially all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the

b. Acquiring Fund of certain liabilities of the Target Fund, the distribution of the shares of the Acquiring Fund received by the Target Fund pro rata to its shareholders in exchange for their the Target Fund shares, and the subsequent liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

c. The Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

d. Under section 354 of the Code, the shareholders of the Target Fund will not recognize any gain or loss on the exchange of their shares of the Target Fund for shares of the Acquiring Fund in the Reorganization;

e. Under sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss by reason of the transfer of substantially all of its assets in exchange for shares of the Acquiring Fund and the assumption of certain of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of the Acquiring Fund in the Reorganization;

f. Under section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss on the receipt of substantially all of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption of certain liabilities of the Target Fund in the Reorganization;

g. Under section 358 of the Code, the aggregate tax basis of the shares of the Acquiring Fund received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor by such shareholder;
h. Under section 1223 of the Code, the holding period of each shareholder of the Target Fund in the shares of the Acquiring Fund received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such shares of the Target Fund were held as a capital asset at the time of the Reorganization;

i. Under section 362(b) of the Code, the Acquiring Fund’s adjusted tax bases in the assets received from the Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Target Fund immediately prior to the Reorganization; and

j. Under section 1223 of the Code, the Acquiring Fund’s holding periods in the assets received from the Target Fund in the Reorganization will include the holding periods of such assets in the hands of the Target Fund immediately prior to the Reorganization.

E.           The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Target Fund at the close of business on the Valuation Date.

F.      A Registration Statement on Form N-14 filed by the Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.           On the Closing Date, the Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to the Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of the Acquiring Fund arising out of litigation brought against the Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of the Acquiring Fund delivered to the Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.           Target Fund shall have received the Service and Non-Service shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

12.                 The Target Fund hereby represents and warrants that:

A. The audited financial statements of Target Fund as of December 31, 2011 and unaudited financial statements as of June 30, 2012 heretofore furnished to the Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of the Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Target Fund, it being agreed that a decrease in the size of the Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent upon approval of the Agreement and the transactions contemplated hereby by the Target Fund’s shareholders, the Target Fund has authority to transfer all of the assets of the Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C. The Prospectus, as amended and supplemented, contained in the Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

D. Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

E. Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

F. All federal and other tax returns and reports of the Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

G. The Target Fund has elected that the Target Fund be treated as a regulated investment company and, for each fiscal year of its operations, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Balanced Fund intends to meet such requirements with respect to its current taxable year.

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws.

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

13.	The Acquiring Fund hereby represents and warrants that:

A. The audited financial statements as of December 31, 2011 and unaudited financial statements as of June 30, 2012 of the Acquiring Fund heretofore furnished to the Target Fund, present fairly the financial position, results of operations, and changes in net assets of the Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2012 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Acquiring Fund, it being understood that a decrease in the size of the Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.
C. The Prospectus, as amended and supplemented, contained in the Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D. Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;;

E. Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

F. The Acquiring Fund is a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Service and Non-Service shares of the Acquiring Fund which it issues to the Target Fund pursuant to the Agreement will be duly authorized, and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in the Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and the Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

G. All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           The Acquiring Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           The Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by the Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Service or Non-Service shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, the Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.      Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.      The Agreement has been validly authorized, executed and delivered by the Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

14.                 Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  the Acquiring Fund hereby represents to and covenants with the Target Fund that, if the Reorganization becomes effective, the Acquiring Fund will treat each shareholder of the Target Fund who received any of the Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of the Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of the Acquiring Fund, regardless of the value of the shares of the Acquiring Fund received.

15.                 The Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  The Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.                  The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.                 The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.                 All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.                 Each party understands that the obligations of Target Fund and Acquiring Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund and Acquiring Fund personally, but bind only upon such Fund and such Fund’s property.  Each party represents that it has notice of the provisions of the Declaration of Trust of Target Fund and Acquiring Fund, respectively, disclaiming shareholder and trustee liability for acts or obligations of Target Fund and Acquiring Fund, respectively.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

[TARGET FUND]

By:	______________________
Arthur S. Gabinet
Secretary

[ACQUIRING FUND]

By:	______________________
Arthur S. Gabinet
Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of the Target Fund. As of June 22, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of the Target Fund were:

Name	Address	Percent Owned	Share Class
Allstate Life Insurance Company of New York	PO Box 94210 Palatine, IL 60094	7.23%	Service
Commonwealth Annuity and Life Insurance Company	440 Lincoln Street Worchester, MA 01653	5.72%	Service
Allstate Life Insurance Company	544 Lakeview Parkway, Suite L1B Vernon Hills, IL 60061	22.63%	Service
Minnesota Life Insurance Company	400 North Robert Street St. Paul, MN 55101-2098	51.66%	Service
Allianz Life Insurance Company of North America	PO Box 1117 Minneapolis, MN 55440	11.32%	Non-Service
Genworth Life and Annuity Insurance Company	6610 W. Broad St., Bldg. 2, 7th Floor Richmond, VA 23230	17.60%	Non-Service
Mass Mutual	1295 State Street Springfield, MA 01111	54.73%	Non-Service
Nationwide Insurance	PO Box 182029 Columbus, OH 43218-2029	100%	Class 3
Nationwide Insurance	PO Box 182029 Columbus, OH 43218-2029	100%	Class 4

Principal Shareholders of the Acquiring Fund. As of June 22, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund were:

Name	Address	Percent Owned	Share Class
Guardian Insurance & Annuity Co. Inc.	3900 Burgess Place Bethlehem, PA 18017	12.83%	Service
RiverSource Life Insurance Company	222 Ameriprise Financial Center Minneapolis, MN 55474	52.49%	Service
Protective Life Insurance Company	2500 Westfield Dr. Elgin, IL 60123	17.76%	Service
Mass Mutual	1295 State Street Springfield, MA 01111	69.15%	Non-Service
Mass Mutual Life Insurance Company	1295 State Street Springfield, MA 01111	23.52%	Non-Service

B-1

STATEMENT OF ADDITIONAL INFORMATION
TO THE COMBINED PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
PART B

Acquisition of the Assets of
OPPENHEIMER HIGH INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS
By and in exchange for Service and Non-Service Shares of
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA,
a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS

This Statement of Additional Information (the “Reorganization SAI”) to this Combined Prospectus/Proxy Statement relates specifically to the proposed delivery of all of the assets of Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”), for Service and Non-Service shares of Oppenheimer Global Strategic Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Acquiring Fund”) (the “Reorganization”).

This Reorganization SAI consists of this Cover Page and the following documents which are incorporated into this Reorganization SAI by reference: (i) the Statement of Additional Information of the Target Fund and of the Acquiring Fund dated April 30, 2012; (ii) the annual report of the Target Fund dated December 31, 2011, which includes audited financial statements of the Target Fund for the 12-month period ended December 31, 2011 and management’s discussion of fund performance, (iii) the annual report of the Acquiring Fund dated December 31, 2011, which includes audited financial statements for the 12-month period ended December 31, 2011 and management’s discussion of fund performance.

This Reorganization SAI is not a Prospectus; you should read this Reorganization SAI in conjunction with the Combined Prospectus/Proxy Statement dated July 27, 2012, relating to the Reorganization. You can request a copy of the Combined Prospectus/Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this Reorganization SAI is July 27, 2012.

B-2